Exhibit 99.11

                                                                         ANNEX I
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                             SUPPLEMENTAL INDENTURE



                         dated as of ___________, 2000

                           to that certain Indenture

                           dated as of April 1, 1997

                                 by and between

                              GLENOIT CORPORATION

                                      and

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                   as Trustee


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                                                                      Exhibit __

                             SUPPLEMENTAL INDENTURE


         THIS SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of _________, 2000, to that certain Indenture dated as of April 1, 1997 (the "Indenture") by and between 'GLENOIT CORPORATION, a Delaware corporation (the "Company"), ""and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee (the "Trustee").

                                   WITNESSETH:

         WHEREAS, pursuant to the Indenture, the Company duly authorized the creation of an issue of 11% Senior Subordinated Notes due April 15, 2007 (the "Notes"), of substantially the tenor and amount set forth in the Indenture, and to provide therefor the Company duly authorized the execution and delivery of the Indenture;

         WHEREAS, all necessary actions were taken so that the Notes, when executed by the Company and authenticated and delivered under the Indenture and duly issued by the Company, were the valid obligations of the Company and that the Indenture was a valid agreement of the Company in accordance with the terms of the Indenture;

         WHEREAS, the Company has solicited consents (the "Consents") from holders of the Notes (the "Holders") to certain proposed amendments to the Indenture (the "Consent Solicitation");

         WHEREAS, the Holders of at least a majority in aggregate of the principal amount of the outstanding Securities, calculated as provided in
Section 9.04 of the Indenture (the "Outstanding Securities"), have delivered Consents in the Consent Solicitation;

         WHEREAS, this Supplemental Indenture incorporates the amendments to which such Holders have consented; and

         WHEREAS, all acts and things necessary have been done to make this Supplemental Indenture a valid agreement and supplemental to the in accordance with its terms.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         SECTION 1.1. Certain Terms Defined in the Indenture. All capitalized terms used herein, but not defined herein, shall have the meanings ascribed thereto in the Indenture.

         SECTION 1.2. Deletion of Sections 4.03, 4.04, 4.05, 4.06, 4.07, 4.08,
4.09, 4.10, 4.13, 4.14 and 5.02. Sections 4.03, 4.04, 4.05, 4.06, 4.07, 4.08,
4.09, 4.10, 4.13, 4.14 and 5.02 of the Indenture are deleted in their entirety.

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         SECTION 1.3. Amendments to Section 5.01. Section 5.01 of the Indenture
is amended to read in its entirety as follows:


         "Section 5.01  When Company May Merge or Transfer Assets.

The Company shall not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all its assets to, any Person, unless:

         (i) the resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

         (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary as a result of such transaction as having been Incurred by the Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing; and

         (iii) the Company shall have delivered to the Trustee an Officers' Certificate stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

Notwithstanding the foregoing clause (ii), any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company or another Wholly Owned Subsidiary. The Successor Company shall be the successor to the Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, but the predecessor Company in the case of a conveyance, transfer or lease shall not be released from the obligation to pay the principal of and interest on the Securities."

         SECTION 1.4. Amendments to Section 6.01. Section 6.01 of the Indenture is amended to read in its entirety as follows:


"Section 6.01  Events of Default.

         An "Event of Default" occurs if:

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         (1) the Company defaults in any payment of interest on any Security when the same becomes due and payable, whether or not such payment shall be prohibited by Article 10, and such default continues for a period of 30 days;

         (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise, whether or not such payment shall be prohibited by Article 10;

         (3) the Company or any Subsidiary Guarantor fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clause (1) or (2) above) and such failure continues for 30 days after the notice specified below;

         (4) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (A)      commences a voluntary case;

                  (B) consents to the entry of an order for relief against it in an involuntary case;

                  (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

                  (D) makes a general assignment for the benefit of its creditors; or takes any comparable action under any foreign laws relating to insolvency;

         (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company or any Significant Subsidiary in an involuntary case;

                  (B) appoints a Custodian of the Company or any Significant Subsidiary or for any substantial part of its property;

                  (C) orders the winding up or liquidation of the Company or any Significant Subsidiary; or

                  (D) any similar relief is granted under any foreign laws; and in each such case the order or decree remains unstayed and in effect for 60 days; or

         (6) a Subsidiary Guaranty ceases to be in full force and effect (other than in accordance with the terms of such Subsidiary Guaranty) or a Subsidiary Guarantor denies or disaffirms its obligations under its Subsidiary Guaranty and such Default continues for a period of 10 days after the notice specified below. The foregoing will constitute Events

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of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law. A Default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default" (and, if given by the Holders, a copy of such notice shall also be given to the Trustee). The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (4) or (6) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (3) or (5), its status and what action the Company is taking or proposes to take with respect thereto."

         SECTION 1.6. Amendments to Section 8.02. Section 8.02 of the Indenture is amended to read in its entirety as follows:

"Section 8.02  Conditions to Defeasance.

         The Company may exercise its legal defeasance option or its covenant defeasance option only if:

         (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Securities to maturity or redemption, as the case may be; and

         (2) 123 days pass after the deposit is made and during the 123-day period no Default specified in Sections 6.01(4) or (5) with respect to the Company occurs which is continuing at the end of the period.

         Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3."

         SECTION 1.7. Deletion of Definitions. Section 1.01 of the Indenture is amended by deleting the definitions of the following terms in their entirety:
"Additional Assets", "Consolidated Coverage Ratio", "Consolidated Net Income", "Consolidated Net Worth", "Domestic Restricted Subsidiary", "EBITDA", "Excess Proceeds", "Financing Disposition", "Junior Subordinated Notes", "Net Available Cash", Net Cash Proceeds", "Permitted Operating Expense Payments", "Permitted Receivables Financing", "Purchase

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Money Indebtedness", "Receivables Subsidiary", "Refinancing Indebtedness" and
"Tax Sharing Agreement".

         SECTION 2. Conditions of Effectiveness. This Supplemental Indenture shall become effective when, and only when, all of the following conditions shall have been satisfied:

                  (a) the Trustee shall have received the written consent of the Holders of a majority in principal amount of the Outstanding Securities to the execution of this Supplemental Indenture (the "Requisite Consents"); and

                  (b) duly executed counterparts hereof shall have been signed by the Company and the Trustee.

The receipt by the Trustee of the Requisite Consents shall not obligate the Company to execute this Supplemental Indenture.

         SECTION 3. Governing Law. This Supplemental Indenture shall be governed by the laws of the State of New York.

         SECTION 4. Counterparts. This Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Severabilily. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 6. Ratification. Except as expressly amended hereby, each provision of the Indenture shall remain in full force and effect and, as amended hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of the Company and the Trustee.

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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

                                The Company
                                GLENOIT CORPORATION


                                By:  _________________________________________
                                     Title:


Attest:  _______________________
         Title:

                                The Trustee
                                UNITED STATES TRUST COMPANY OF NEW YORK


                                By:  _________________________________________
                                     Title:

Attest:  _______________________`
         Title:


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